EXHIBIT 10.1

FIRST AMENDMENT TO HOTEL LEASE / PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO HOTEL LEASE / PURCHASE AGREEMENT (“Amendment”) is entered into as of 16th day of March, 2016 (the “Effective Date”) by and between Rising Sun/Ohio County First, Inc., an Indiana non-profit corporation (“Landlord” or “Owner”) and Gaming Entertainment (Indiana) LLC, a Nevada limited liability company (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Hotel Lease / Purchase Agreement, dated as of August 15, 2013 (the “Lease”), concerning the Tenant’s lease of certain real property located on 776 Rising Star Drive, located in Rising Sun, Indiana, as more particularly depicted in the Lease (the “Premises”);

WHEREAS, Tenant desires to make certain capital improvements to the Rising Star Casino Resort (“Rising Star”) and Landlord wishes to incentivize Tenant to make such capital improvements and to facilitate the funding that is necessary, the parties have resolved to amend the Lease as set forth below.

NOW, THEREFORE, in consideration of the covenants and agreements herein undertaken to be kept and performed and for other good and valuable consideration, the receipt of which is hereby confirmed, it is agreed as follows:

1.	Extension of the Initial Term. Section 3.1 of the Lease is hereby deleted in its entirety and replaced with the following:

3.1 Initial Term. The initial term of this Lease shall begin on the Open Date, and unless extended as provided below, shall end at 11:59 p.m. on the date immediately preceding the fourteenth (14th) anniversary of the Open Date (“Initial Term”).

2.	Rent. The “Base Rent Schedule (Exhibit C)” as defined in Section 4.1.1 and attached to the Lease shall be modified, as Exhibit C-2 attached hereto.

3.	Rent Calculation. The second sentence of Section 4.2.1 shall be deleted in its entirety and the following shall be added:

a.	Rent Calculation during the Rent Reduction Period. For the four (4) years following April 1, 2016 (the “Rent Reduction Period”), Rent shall be reduced from amounts reflected in Exhibit C as follows:

i.	For April 2016 through March 2017, Rent shall be reduced a total of $348,000.00, reduced equally over the twelve (12) month period;

ii.	For April 2017 through March 2018, Rent shall be reduced a total of $252,000.00, reduced equally over the twelve (12) month period;

iii.	For April 2018 through March 2019, Rent shall be reduced a total of $240,000.00, reduced equally over the twelve (12) month period; and

iv.	For April 2019 through March 2020, Rent shall be reduced a total of $168,000.00, reduced equally over the twelve (12) month period.

Rent shall be calculated based on the outstanding principal amount, and applying the annual interest rate of 3.5% through and including the payment due on October 1, 2017; thereafter, the interest rate of 4.5% shall be applied through the expiration of the Term of this Lease. Rent payments shall be payable in equal monthly installments and in arrears for the Term of this Lease. The Rent payments shall be set forth in Exhibit C-2 attached hereto.

b.
Rent Calculation After the Rent Reduction Period. Commencing on April 1, 2020, and through the expiration of the Term of this Lease (October 1, 2027) (the “Rent Post-Reduction Period”), Rent shall be calculated based on the outstanding principal amount, and applying the annual interest rate of 4.5%. Rent payments shall be payable in equal monthly installments and in arrears for the remainder of the Term of this Lease. Provided Tenant does not make any additional Rent payments other than what is reflected in Exhibit C-2, or other voluntary payments during the Rent Reduction Period, the Rent, payable monthly in arrears, shall be $54,325.64 per month, beginning March 2020 (payable on April 1, 2020) and concluding with the payment for September 2027 (payable on October 1, 2027), in the amount of $54,325.96 as shown in Exhibit C-2 attached hereto.

c.
Additional Voluntary Principal Payments. If Tenant makes any additional voluntary principal payment, such payments shall reduce the outstanding principal amount and be reflected in the month in which such payment was made. In such case, the parties agree to amend Exhibit C-2 to reflect a revised Rent for all future months, as calculated using this Section 3 and using the reduced outstanding principal amount as a result of such Reconciliation Rent Payment or additional voluntary principal payment.

4.
Capital Improvements. During the period commencing as of the Effective Date and through March 31, 2017 (the “Improvement Period”), Tenant, Gaming Entertainment (Indiana), LLC, shall undertake certain improvements to and for the benefit of Rising Star, located in Rising Sun, Indiana, to improve its competitiveness and operating efficiency (“Capital Improvements”). Expenditures for Capital Improvements may be made by Tenant or its parent company, Full House Resorts, Inc. and/or its affiliates. Tenant shall submit proof Capital Improvements expenditures to Landlord, Rising Sun/Ohio County First, Inc. and to its Lender, Rising Sun Regional Foundation, Inc. in an amount of no less than one million dollars ($1,000,000.00) no later than May 1, 2017. A list of possible Capital Improvements is attached hereto and marked Exhibit F.

5.
Failure to Make Capital Improvements. If Tenant fails to provide proof of expenditures for Capital Improvements by June 1, 2017, the parties agree that any rent reductions reflected in Exhibit C-2 during the Rent Reduction Period shall cease after the May 2017 Rent payment, payable June 1, 2017. In such case, the parties agree to amend Exhibit C-2 to reflect a revised Rent for all future months, as calculated using the outstanding principal amount and applicable interest rates, payable in equal monthly installments, in arrears, with no reduction or deferment in Rent during any period of the remainder of the Term, expiring October 1, 2027.

6.
Effect of this Amendment. This Amendment shall not change, modify, amend or revise the terms, conditions and provisions of the Lease which are not expressly modified herein and agreed upon by the parties hereto. Landlord and Tenant each hereby confirm and ratify all of the terms, conditions and covenants of the Leasing Agreement, as modified by this Amendment.

7.
Definitions. Terms defined in the Lease that are used in this Amendment shall have the meaning as set forth in the Lease, unless otherwise expressly specified herein or the context expressly provides otherwise.

8.	Miscellaneous.

a.
This Amendment has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana, without regard to its conflict of law provisions.

b.	This Amendment may be amended, modified, renewed or extended only by written instrument executed in the manner of its original execution.

c.
This Amendment contains the entire agreement of the parties hereto with regard to this subject matter and no representations, inducements or agreements, oral or otherwise, between the parties not contained or embodied in this Amendment shall be of any force or effect.

d.
This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute one (1) instrument representing this Amendment between the parties. Furthermore, either party may execute this Amendment by means of a facsimile or other electronic signature, and such signature shall be deemed authentic and valid, if such facsimile or other electronic signature is actually received by the other party.

[Signatures appear on the following page(s).]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment on the respective dates shown below the signatures of Landlord and Tenant to be effective as of the Effective Date.

LANDLORD:		TENANT:

Rising Sun/Ohio County First, Inc.,		Gaming Entertainment (Indiana) LLC,
an Indiana non-profit corporation		a Nevada limited liability company

By:	/s/ Brent Bascom	By:	/s/ Daniel R. Lee
Printed:	Brent Bascom	Printed:	Daniel R. Lee
Title:	President	Title:	President
Date:	3/16/16	Date:	3/7/16

Exhibit C-2
Base Rent Schedule

	Date	Payment	Interest	Principal	Balance	Interest Rate
					6,346,885.39
23	11/1/2015	77,537.27	18,511.75	59,025.52	6,287,859.87	3.50%
24	12/1/2015	77,537.27	18,339.59	59,197.68	6,228,662.19	3.50%
2015 Totals		155,074.54	36,851.34	118,223.20

25	1/1/2016	77,537.27	18,166.93	59,370.34	6,169,291.85	3.50%
26	2/1/2016	77,537.27	17,993.77	59,543.50	6,109,748.35	3.50%
27	3/1/2016	77,537.27	17,820.10	59,717.17	6,050,031.18	3.50%
28	4/1/2016	48,537.27	17,645.92	30,891.35	6,019,139.83	3.50%
29	5/1/2016	48,537.27	17,555.82	30,981.45	5,988,158.39	3.50%
30	6/1/2016	48,537.27	17,465.46	31,071.81	5,957,086.58	3.50%
31	7/1/2016	48,537.27	17,374.84	31,162.43	5,925,924.15	3.50%
32	8/1/2016	48,537.27	17,283.95	31,253.32	5,894,670.82	3.50%
33	9/1/2016	48,537.27	17,192.79	31,344.48	5,863,326.34	3.50%
34	10/1/2016	48,537.27	17,101.37	31,435.90	5,831,890.44	3.50%
35	11/1/2016	48,537.27	17,009.68	31,527.59	5,800,362.85	3.50%
36	12/1/2016	48,537.27	16,917.72	31,619.55	5,768,743.30	3.50%
2016 Totals		669,447.24	209,528.35	459,918.89

37	1/1/2017	48,537.27	16,825.50	31,711.77	5,737,031.54	3.50%
38	2/1/2017	48,537.27	16,733.01	31,804.26	5,705,227.27	3.50%
39	3/1/2017	48,537.27	16,640.25	31,897.02	5,673,330.25	3.50%
40	4/1/2017	56,537.27	16,547.21	39,990.06	5,633,340.19	3.50%
41	5/1/2017	56,537.27	16,430.58	40,106.69	5,593,233.50	3.50%
42	6/1/2017	56,537.27	16,313.60	40,223.67	5,553,009.83	3.50%
43	7/1/2017	56,537.27	16,196.28	40,340.99	5,512,668.84	3.50%
44	8/1/2017	56,537.27	16,078.62	40,458.65	5,472,210.18	3.50%
45	9/1/2017	56,537.27	15,960.61	40,576.66	5,431,633.53	3.50%
46	10/1/2017	56,537.27	15,842.26	40,695.01	5,390,938.52	3.50%
47	11/1/2017	56,537.27	20,216.02	36,321.25	5,354,617.27	4.50%
48	12/1/2017	56,537.27	20,079.81	36,457.46	5,318,159.82	4.50%
2017 Totals		654,447.24	203,863.75	450,583.49

49	1/1/2018	56,537.27	19,943.10	36,594.17	5,281,565.64	4.50%
50	2/1/2018	56,537.27	19,805.87	36,731.40	5,244,834.25	4.50%
51	3/1/2018	56,537.27	19,668.13	36,869.14	5,207,965.10	4.50%
52	4/1/2018	57,537.27	19,529.87	38,007.40	5,169,957.70	4.50%
53	5/1/2018	57,537.27	19,387.34	38,149.93	5,131,807.77	4.50%
54	6/1/2018	57,537.27	19,244.28	38,292.99	5,093,514.78	4.50%

	Date	Payment	Interest	Principal	Balance	Interest Rate
55	7/1/2018	57,537.27	19,100.68	38,436.59	5,055,078.19	4.50%
56	8/1/2018	57,537.27	18,956.54	38,580.73	5,016,497.47	4.50%
57	9/1/2018	57,537.27	18,811.87	38,725.40	4,977,772.06	4.50%
58	10/1/2018	57,537.27	18,666.65	38,870.62	4,938,901.44	4.50%
59	11/1/2018	57,537.27	18,520.88	39,016.39	4,899,885.05	4.50%
60	12/1/2018	57,537.27	18,374.57	39,162.70	4,860,722.35	4.50%
2018 Totals		687,447.24	230,009.77	457,437.47

61	1/1/2019	57,537.27	18,227.71	39,309.56	4,821,412.79	4.50%
62	2/1/2019	57,537.27	18,080.30	39,456.97	4,781,955.81	4.50%
63	3/1/2019	57,537.27	17,932.33	39,604.94	4,742,350.88	4.50%
64	4/1/2019	63,537.27	17,783.82	45,753.45	4,696,597.42	4.50%
65	5/1/2019	63,537.27	17,612.24	45,925.03	4,650,672.39	4.50%
66	6/1/2019	63,537.27	17,440.02	46,097.25	4,604,575.15	4.50%
67	7/1/2019	63,537.27	17,267.16	46,270.11	4,558,305.03	4.50%
68	8/1/2019	63,537.27	17,093.64	46,443.63	4,511,861.41	4.50%
69	9/1/2019	63,537.27	16,919.48	46,617.79	4,465,243.62	4.50%
70	10/1/2019	63,537.27	16,744.66	46,792.61	4,418,451.01	4.50%
71	11/1/2019	63,537.27	16,569.19	46,968.08	4,371,482.93	4.50%
72	12/1/2019	63,537.27	16,393.06	47,144.21	4,324,338.72	4.50%
2019 Totals		744,447.24	208,063.62	536,383.62

73	1/1/2020	63,537.27	16,216.27	47,321.00	4,277,017.72	4.50%
74	2/1/2020	63,537.27	16,038.82	47,498.45	4,229,519.27	4.50%
75	3/1/2020	63,537.27	15,860.70	47,676.57	4,181,842.70	4.50%
76	4/1/2020	54,325.64	15,681.91	38,643.73	4,143,198.97	4.50%
77	5/1/2020	54,325.64	15,537.00	38,788.64	4,104,410.32	4.50%
78	6/1/2020	54,325.64	15,391.54	38,934.10	4,065,476.22	4.50%
79	7/1/2020	54,325.64	15,245.54	39,080.10	4,026,396.12	4.50%
80	8/1/2020	54,325.64	15,098.99	39,226.65	3,987,169.46	4.50%
81	9/1/2020	54,325.64	14,951.89	39,373.75	3,947,795.71	4.50%
82	10/1/2020	54,325.64	14,804.23	39,521.41	3,908,274.30	4.50%
83	11/1/2020	54,325.64	14,656.03	39,669.61	3,868,604.69	4.50%
84	12/1/2020	54,325.64	14,507.27	39,818.37	3,828,786.32	4.50%
2020 Totals		679,542.57	183,990.17	495,552.40

85	1/1/2021	54,325.64	14,357.95	39,967.69	3,788,818.63	4.50%
86	2/1/2021	54,325.64	14,208.07	40,117.57	3,748,701.06	4.50%
87	3/1/2021	54,325.64	14,057.63	40,268.01	3,708,433.05	4.50%
88	4/1/2021	54,325.64	13,906.62	40,419.02	3,668,014.03	4.50%
89	5/1/2021	54,325.64	13,755.05	40,570.59	3,627,443.44	4.50%
90	6/1/2021	54,325.64	13,602.91	40,722.73	3,586,720.72	4.50%

	Date	Payment	Interest	Principal	Balance	Interest Rate
91	7/1/2021	54,325.64	13,450.20	40,875.44	3,545,845.28	4.50%
92	8/1/2021	54,325.64	13,296.92	41,028.72	3,504,816.56	4.50%
93	9/1/2021	54,325.64	13,143.06	41,182.58	3,463,633.98	4.50%
94	10/1/2021	54,325.64	12,988.63	41,337.01	3,422,296.97	4.50%
95	11/1/2021	54,325.64	12,833.61	41,492.03	3,380,804.94	4.50%
96	12/1/2021	54,325.64	12,678.02	41,647.62	3,339,157.32	4.50%
2021 Totals		651,907.68	162,278.68	489,629.00

97	1/1/2022	54,325.64	12,521.84	41,803.80	3,297,353.52	4.50%
98	2/1/2022	54,325.64	12,365.08	41,960.56	3,255,392.96	4.50%
99	3/1/2022	54,325.64	12,207.72	42,117.92	3,213,275.04	4.50%
100	4/1/2022	54,325.64	12,049.78	42,275.86	3,170,999.18	4.50%
101	5/1/2022	54,325.64	11,891.25	42,434.39	3,128,564.79	4.50%
102	6/1/2022	54,325.64	11,732.12	42,593.52	3,085,971.27	4.50%
103	7/1/2022	54,325.64	11,572.39	42,753.25	3,043,218.02	4.50%
104	8/1/2022	54,325.64	11,412.07	42,913.57	3,000,304.45	4.50%
105	9/1/2022	54,325.64	11,251.14	43,074.50	2,957,229.95	4.50%
106	10/1/2022	54,325.64	11,089.61	43,236.03	2,913,993.92	4.50%
107	11/1/2022	54,325.64	10,927.48	43,398.16	2,870,595.76	4.50%
108	12/1/2022	54,325.64	10,764.73	43,560.91	2,827,034.85	4.50%
2022 Totals		651,907.68	139,785.21	512,122.47

109	1/1/2023	54,325.64	10,601.38	43,724.26	2,783,310.59	4.50%
110	2/1/2023	54,325.64	10,437.41	43,888.23	2,739,422.37	4.50%
111	3/1/2023	54,325.64	10,272.83	44,052.81	2,695,369.56	4.50%
112	4/1/2023	54,325.64	10,107.64	44,218.00	2,651,151.56	4.50%
113	5/1/2023	54,325.64	9,941.82	44,383.82	2,606,767.73	4.50%
114	6/1/2023	54,325.64	9,775.38	44,550.26	2,562,217.47	4.50%
115	7/1/2023	54,325.64	9,608.32	44,717.32	2,517,500.15	4.50%
116	8/1/2023	54,325.64	9,440.63	44,885.01	2,472,615.13	4.50%
117	9/1/2023	54,325.64	9,272.31	45,053.33	2,427,561.80	4.50%
118	10/1/2023	54,325.64	9,103.36	45,222.28	2,382,339.52	4.50%
119	11/1/2023	54,325.64	8,933.77	45,391.87	2,336,947.65	4.50%
120	12/1/2023	54,325.64	8,763.55	45,562.09	2,291,385.56	4.50%
2023 Totals		651,907.68	116,258.39	535,649.29

121	1/1/2024	54,325.64	8,592.70	45,732.94	2,245,652.62	4.50%
122	2/1/2024	54,325.64	8,421.20	45,904.44	2,199,748.18	4.50%
123	3/1/2024	54,325.64	8,249.06	46,076.58	2,153,671.59	4.50%
124	4/1/2024	54,325.64	8,076.27	46,249.37	2,107,422.22	4.50%
125	5/1/2024	54,325.64	7,902.83	46,422.81	2,060,999.42	4.50%
126	6/1/2024	54,325.64	7,728.75	46,596.89	2,014,402.52	4.50%

	Date	Payment	Interest	Principal	Balance	Interest Rate
127	7/1/2024	54,325.64	7,554.01	46,771.63	1,967,630.89	4.50%
128	8/1/2024	54,325.64	7,378.62	46,947.02	1,920,683.87	4.50%
129	9/1/2024	54,325.64	7,202.56	47,123.08	1,873,560.79	4.50%
130	10/1/2024	54,325.64	7,025.85	47,299.79	1,826,261.01	4.50%
131	11/1/2024	54,325.64	6,848.48	47,477.16	1,778,783.84	4.50%
132	12/1/2024	54,325.64	6,670.44	47,655.20	1,731,128.64	4.50%
2024 Totals		651,907.68	91,650.76	560,256.92

133	1/1/2025	54,325.64	6,491.73	47,833.91	1,683,294.74	4.50%
134	2/1/2025	54,325.64	6,312.36	48,013.28	1,635,281.45	4.50%
135	3/1/2025	54,325.64	6,132.31	48,193.33	1,587,088.12	4.50%
136	4/1/2025	54,325.64	5,951.58	48,374.06	1,538,714.06	4.50%
137	5/1/2025	54,325.64	5,770.18	48,555.46	1,490,158.60	4.50%
138	6/1/2025	54,325.64	5,588.09	48,737.55	1,441,421.05	4.50%
139	7/1/2025	54,325.64	5,405.33	48,920.31	1,392,500.74	4.50%
140	8/1/2025	54,325.64	5,221.88	49,103.76	1,343,396.98	4.50%
141	9/1/2025	54,325.64	5,037.74	49,287.90	1,294,109.08	4.50%
142	10/1/2025	54,325.64	4,852.91	49,472.73	1,244,636.34	4.50%
143	11/1/2025	54,325.64	4,667.39	49,658.25	1,194,978.09	4.50%
144	12/1/2025	54,325.64	4,481.17	49,844.47	1,145,133.62	4.50%
2025 Totals		651,907.68	65,912.65	585,995.03

145	1/1/2026	54,325.64	4,294.25	50,031.39	1,095,102.23	4.50%
146	2/1/2026	54,325.64	4,106.63	50,219.01	1,044,883.22	4.50%
147	3/1/2026	54,325.64	3,918.31	50,407.33	994,475.90	4.50%
148	4/1/2026	54,325.64	3,729.28	50,596.36	943,879.54	4.50%
149	5/1/2026	54,325.64	3,539.55	50,786.09	893,093.45	4.50%
150	6/1/2026	54,325.64	3,349.10	50,976.54	842,116.91	4.50%
151	7/1/2026	54,325.64	3,157.94	51,167.70	790,949.21	4.50%
152	8/1/2026	54,325.64	2,966.06	51,359.58	739,589.63	4.50%
153	9/1/2026	54,325.64	2,773.46	51,552.18	688,037.45	4.50%
154	10/1/2026	54,325.64	2,580.14	51,745.50	636,291.95	4.50%
155	11/1/2026	54,325.64	2,386.09	51,939.55	584,352.40	4.50%
156	12/1/2026	54,325.64	2,191.32	52,134.32	532,218.08	4.50%
2026 Totals		651,907.68	38,992.15	612,915.53

157	1/1/2027	54,325.64	1,995.82	52,329.82	479,888.26	4.50%
158	2/1/2027	54,325.64	1,799.58	52,526.06	427,362.20	4.50%
159	3/1/2027	54,325.64	1,602.61	52,723.03	374,639.17	4.50%
160	4/1/2027	54,325.64	1,404.90	52,920.74	321,718.43	4.50%
161	5/1/2027	54,325.64	1,206.44	53,119.20	268,599.23	4.50%
162	6/1/2027	54,325.64	1,007.25	53,318.39	215,280.84	4.50%

	Date	Payment	Interest	Principal	Balance	Interest Rate
163	7/1/2027	54,325.64	807.30	53,518.34	161,762.50	4.50%
164	8/1/2027	54,325.64	606.61	53,719.03	108,043.47	4.50%
165	9/1/2027	54,325.64	405.16	53,920.48	54,122.99	4.50%
166	10/1/2027	54,325.96	202.96	54,123.00	—	4.50%
2027 Totals		543,256.72	11,038.63	532,218.09

Exhibit F

Possible Capital Improvements

1.	Rebrand and renovate steakhouse for celebrity restauranteur operation;

2.	Renovate lower level of boat and add new restaurant concept